UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07326

Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

        Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli ABC Fund

Third Quarter Report — September 30, 2011

Morningstar® rated the Gabelli ABC Fund Class AAA Shares 5 stars overall and 5 stars for the three and five year periods and 4 stars for the ten year period ended September 30, 2011 among 676, 676, 601, and 404 Mid-Cap Growth funds, respectively.†

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class AAA Shares of The Gabelli ABC Fund (the “Fund”) declined 3.3% compared with the decrease of 13.9% for the Standard & Poor’s (“S&P”) 500 Index.

Enclosed is the schedule of investments as of September 30, 2011.

Mario J. Gabelli, CFA

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception 5/14/93
AAA Shares (GABCX)	(3.33)%	1.69%	3.46%	3.97%	6.47%
Advisor Shares (GADVX)	(3.55)	1.29	3.21	3.85	6.39
S&P 500 Index	(13.87)	1.14	(1.18)	2.82	7.32	(b)
Lipper U.S. Treasury Money Market Fund Average	0.00	0.01	1.35	1.51	2.87	(b)
3 Month U.S. Treasury Bill Index	0.01	0.08	1.46	1.83	3.20

In the current prospectus dated April 29, 2011, the expense ratios for the Class AAA and the Advisor Class Shares, are 0.64% and 0.89% respectively. The Fund does not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from April 1, 2002 through April 30, 2007. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.
(b)	S&P 500 Index and the Lipper U.S. Treasury Money Market Fund Average since inception performance are as of April 30, 1993
†	Morningstar RatingTM is based on risk-adjusted returns.

The Gabelli ABC Fund

Schedule of Investments — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 47.8%
	Aerospace — 4.5%
200,000	Goodrich Corp.	$24,136,000
5,880	Kratos Defense & Security Solutions Inc.†	39,514

		24,175,514

	Automotive — 0.2%
110,000	Ford Motor Co.†	1,063,700

	Automotive: Parts and Accessories — 0.1%
6,000	Midas Inc.†	49,200
10,000	Strattec Security Corp.	239,800

		289,000

	Broadcasting — 0.1%
9,000	Cogeco Inc.	377,899
10,000	Fisher Communications Inc.†	223,400
787	Granite Broadcasting Corp.† (a)	0
500	Liberty Media Corp. - Liberty Capital, Cl. A†	33,060
14,000	LIN TV Corp., Cl. A†	30,520
6,000	Salem Communications Corp., Cl. A	13,740

		678,619

	Business Services — 0.9%
360,000	APAC Customer Services Inc.†	3,067,200
13,000	Ascent Capital Group Inc., Cl. A†	511,160
55,000	Diebold Inc.	1,513,050
7,200	GTSI Corp.†	33,120

		5,124,530

	Cable and Satellite — 0.4%
4,150	AMC Networks Inc., Cl. A†	132,593
139,000	British Sky Broadcasting Group plc	1,439,269
15,000	Cablevision Systems Corp., Cl. A	235,950
1,000	Charter Communications Inc., Cl. A†	46,840
7,001	DIRECTV, Cl. A†	295,792
8,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	24,394

		2,174,838

	Computer Hardware — 0.1%
2,000	International Business Machines Corp.	350,060
10,000	Seagate Technology plc	102,800

		452,860

	Computer Software and Services — 3.5%
25,000	ADPT Corp.†	67,000
276,000	Autonomy Corp. plc†	10,975,099
125,000	Blackboard Inc.†	5,582,500
6,000	eBay Inc.†	176,940
6,000	Fidelity National Information Services Inc.	145,920
7,000	Mentor Graphics Corp.†	67,340

Shares		Market Value

5,000	Micro Focus International plc	$25,255
10,000	Renaissance Learning Inc.	167,800
10,000	SanDisk Corp.†	403,500
690	VeriFone Systems Inc.†	24,164
115,000	Yahoo! Inc.†	1,513,400

		19,148,918

	Consumer Products — 0.6%
50,000	Avon Products Inc.	980,000
20,000	Fortune Brands Inc.	1,081,600
30,000	Harman International Industries Inc.	857,400
14,000	Heelys Inc.†	28,280
5,000	The Clorox Co.	331,650

		3,278,930

	Consumer Services — 0.0%
1,000	Dollar Thrifty Automotive Group Inc.†	56,300

	Diversified Industrial — 4.2%
139,345	Ameron International Corp.	11,835,964
40,000	Charter International plc	540,802
97,000	Handy & Harman Ltd.†	978,730
2,000	Honeywell International Inc.	87,820
36,000	ITT Corp.	1,512,000
19,200	Katy Industries Inc.†	806
20,000	M&F Worldwide Corp.†	492,400
1,000	Mocon Inc.	15,805
45,377	Myers Industries Inc.	460,577
265,000	National Patent Development Corp.†	384,250
160,000	Smiths Group plc	2,493,802
90,000	Tyco International Ltd.	3,667,500

		22,470,456

	Electronics — 3.7%
4,000	A123 Systems Inc.†	13,760
500	Aleo Solar AG†	17,283
70,000	Alliance Semiconductor Corp.†	21,000
26,000	Emulex Corp.†	166,400
14,000	International Rectifier Corp.†	260,680
100,400	Laird plc	216,372
13,000	MoSys Inc.†	47,580
360,000	Netlogic Microsystems Inc.†	17,323,200
30,000	Pulse Electronics Corp.	85,800
10,000	Texas Instruments Inc.	266,500
16,000	Thomas & Betts Corp.†	638,560
83,000	Zygo Corp.†	959,480

		20,016,615

	Energy and Utilities — 7.9%
2,500	Aker Drilling ASA†	11,243
5,000	Anadarko Petroleum Corp.	315,250
309,000	Atlas Energy Inc., Escrow† (a)	30,900
85,000	Atlas Energy LP	1,578,450
69,350	Central Vermont Public Service Corp.	2,441,814

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
50,000	Dart Energy Ltd.†	$25,402
150,000	DPL Inc.	4,521,000
335,000	Dragon Oil plc	2,493,159
120,000	Dynegy Inc.†	494,400
40,000	Endesa SA	934,071
4,778	Ensco plc, ADR	193,175
2,500	EXCO Resources Inc.	26,800
3,200	Exxon Mobil Corp.	232,416
42,000	GDF Suez, Strips	56
30,000	GenOn Energy Inc.†	83,400
250,000	GenOn Energy Inc., Escrow† (a)	0
210,000	Global Industries Ltd.†	1,663,200
30,000	Great Plains Energy Inc.	579,000
20,000	Heritage Oil plc†	72,700
3,000	Hess Corp.	157,380
6,214	Iberdrola SA	42,217
59,000	National Fuel Gas Co.	2,872,120
10,000	Nicor Inc.	550,100
40,000	Northumbrian Water Group plc	289,114
36,000	NorthWestern Corp.	1,149,840
40,000	NRG Energy Inc.†	848,400
5,000	Occidental Petroleum Corp.	357,500
1,000	Origin Energy Ltd.	12,967
3,000	Pennichuck Corp.	83,940
90,000	Progress Energy Inc.	4,654,800
25,000	Progress Energy Inc., CVO†	2,250
388,000	Southern Union Co.	15,741,160
17,000	TGC Industries Inc.†	74,800
1,000	Walter Energy Inc.	60,010
95,000	WesternZagros Resources Ltd.†	41,249

		42,634,283

	Entertainment — 0.4%
1,001	Chestnut Hill Ventures† (a)	58,243
2,000	Discovery Communications Inc., Cl. A†	75,240
2,000	Discovery Communications Inc., Cl. C†	70,300
10,000	Electronic Arts Inc.†	204,500
90,000	Take-Two Interactive Software Inc.†	1,144,800
3,000	The Madison Square Garden Co., Cl. A†	68,400
24,000	Vivendi SA	493,080

		2,114,563

	Equipment and Supplies — 0.0%
24,000	Baldwin Technology Co. Inc., Cl. A†	28,560
500,000	Gerber Scientific Inc., Escrow† (a)	5,000
500	Harbin Electric Inc.†	10,325
6,000	The L.S. Starrett Co., Cl. A	64,800

		108,685

	Financial Services — 1.3%
120,000	AllianceBernstein Holding LP	1,638,000
2,000	Argo Group International Holdings Ltd.	56,740

Shares		Market Value

37,000	Artio Global Investors Inc.	$294,520
5,000	CNinsure Inc., ADR†	35,000
8,300	FPIC Insurance Group Inc.†	347,272
20,000	H&R Block Inc.	266,200
2,000	Harleysville Group Inc.	117,720
60,000	KKR & Co. LP	624,000
2,200	Leucadia National Corp.	49,896
2,600	M&T Bank Corp.	181,740
500	MasterCard Inc., Cl. A	158,580
2,000	NYSE Euronext	46,480
20,000	Oritani Financial Corp.	257,200
100	Penn Millers Holding Corp.†	2,009
4,000	PNC Financial Services Group Inc.	192,760
2,000	Provident New York Bancorp	11,640
105,000	SLM Corp.	1,307,250
61,200	The Charles Schwab Corp.	689,724
3,500	The Goldman Sachs Group Inc.	330,925
5,000	Transatlantic Holdings Inc.	242,600

		6,850,256

	Food and Beverage — 2.2%
2,000	Corn Products International Inc.	78,480
120,000	Foster’s Group Ltd.	613,133
2,324,000	Parmalat SpA	4,935,009
5,500	Pernod-Ricard SA	433,495
19,500	Ralcorp Holdings Inc.†	1,495,845
12,201	Remy Cointreau SA	847,553
225,023	Sara Lee Corp.	3,679,126

		12,082,641

	Health Care — 7.4%
500	Actelion Ltd.†	16,714
468	Allergan Inc.	38,554
4,000	ArthroCare Corp.†	115,080
2,500	Biogen Idec Inc.†	232,875
250,000	Caliper Life Sciences Inc.†	2,617,500
200,000	Cephalon Inc.†	16,140,000
4,000	Continucare Corp.†	25,520
9,079	Grifols SA, ADR†	58,015
30,000	Indevus Pharmaceuticals Inc., Escrow† (a)	33,000
73,000	Kinetic Concepts Inc.†	4,809,970
500	Mead Johnson Nutrition Co.	34,415
2,000	Medco Health Solutions Inc.†	93,780
28,000	Merck & Co. Inc.	915,880
770,000	Q-Med AB† (a)	8,865,602
265,000	Smith & Nephew plc	2,405,072
6,000	Synthes Inc. (b)	973,080
1,000	UCB SA†	43,301
243,000	WuXi PharmaTech Cayman Inc., ADR†	2,828,520

		40,246,878

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Hotels and Gaming — 0.0%
5,000	Churchill Downs Inc.	$195,150
2,000	MGM Resorts International†	18,580

		213,730

	Materials — 0.9%
4,000	CIMPOR - Cimentos de Portugal SGPS SA	26,902
155,000	Temple-Inland Inc.	4,862,350

		4,889,252

	Metals and Mining — 0.9%
13,000	Alcoa Inc.	124,410
4,000	Allegheny Technologies Inc.	147,960
2,000	Anvil Mining Ltd.†	14,620
20,000	Camino Minerals Corp.†	3,913
4,000	Freeport-McMoRan Copper & Gold Inc.	121,800
10,000	Gold Fields Ltd., ADR	153,200
2,000	Lundin Mining Corp.†	6,966
165,000	MacArthur Coal Ltd.	2,541,949
25,000	Newmont Mining Corp.	1,572,500
8,000	NovaGold Resources Inc.†	51,600
15,000	Pilot Gold Inc.†	17,177

		4,756,095

	Publishing — 0.0%
1,000	PagesJaunes Groupe	3,972

	Real Estate — 0.0%
500	ECO Business-Immobilien AG†	4,020

	Retail — 0.9%
4,000	99 Cents Only Stores†	73,680
5,000	AutoNation Inc.†	163,900
55,000	BJ’s Wholesale Club Inc.†	2,818,200
16,000	Casey’s General Stores Inc.	698,400
40,000	Denny’s Corp.†	133,200
30,000	Macy’s Inc.	789,600
20,000	McCormick & Schmick’s Seafood Restaurants Inc.†	138,400
4,000	Pier 1 Imports Inc.†	39,120
1,000	Saks Inc.†	8,750

		4,863,250

	Semiconductors — 2.6%
53,000	Advanced Analogic Technologies Inc.†	229,490
2,500	LTX-Credence Corp.†	13,225
225,000	Varian Semiconductor Equipment Associates Inc.†	13,758,750

		14,001,465

	Specialty Chemicals — 3.8%
4,000	Airgas Inc.	255,280
260,025	Arch Chemicals Inc.	12,200,373
7,500	International Flavors & Fragrances Inc.	421,650

Shares		Market Value

16,000	Monsanto Co.	$960,640
190,000	Nalco Holding Co.	6,646,200

		20,484,143

	Telecommunications — 0.8%
2,000	AboveNet Inc.	107,200
300,000	Asia Satellite Telecommunications Holdings Ltd.	577,857
30,000	BCE Inc.	1,123,800
32,227	CenturyLink Inc.	1,067,358
18,000	Corning Inc.	222,480
5,000	Global Crossing Ltd.†	119,550
74,000	Portugal Telecom SGPS SA	545,277
3,000	Telegroup Inc.† (a)	0
7,000	Telephone & Data Systems Inc.	148,750
6,000	Verizon Communications Inc.	220,800

		4,133,072

	Transportation — 0.0%
31,000	AMR Corp.†	91,760

	Wireless Communications — 0.4%
500	American Tower Corp., Cl. A†	26,900
14,000	Metricom Inc.† (a)	32
42,000	Motorola Mobility Holdings Inc.†	1,586,760
8,100	United States Cellular Corp.†	321,165
50,000	Winstar Communications Inc.† (a)	50

		1,934,907

	TOTAL COMMON STOCKS	258,343,252

	PREFERRED STOCKS — 0.0%
	Communications Equipment — 0.0%
	RSL Communications Ltd.
1,000	7.500%, Cv. Pfd.† (a)(b)(c)	0
2,000	7.500%, Cv. Pfd., Ser. A† (a)	0

		0

	Home Furnishings — 0.0%
8,000	O’Sullivan Industries Holdings Inc., 12.000% Pfd.† (a)	0

	Telecommunications — 0.0%
6,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	239,670

	TOTAL PREFERRED STOCKS	239,670

	RIGHTS — 0.1%
	Health Care — 0.1%
10,000	Clinical Data Inc., CVR, expire 04/14/18† (a)	9,500
400,015	Sanofi, CVR, expire 12/31/20†	424,016

	TOTAL RIGHTS	433,516

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	$75

	Broadcasting — 0.0%
1,969	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0
1,969	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0

		0

	TOTAL WARRANTS	75

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 1.2%
	Aerospace — 0.2%
	GenCorp Inc., Sub. Deb. Cv.
$1,000,000	2.250%, 11/15/24	995,000
100,000	4.063%, 12/31/39	86,750

		1,081,750

	Business Services — 0.3%
1,500,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,520,625

	Computer Software and Services — 0.5%
2,800,000	SanDisk Corp., Cv., 1.000%, 05/15/13	2,723,000

	Diversified Industrial — 0.0%
200,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	218,750

	Telecommunications — 0.2%
1,000,000	NII Holdings Inc., Cv., 3.125%, 06/15/12	1,012,500

	TOTAL CONVERTIBLE CORPORATE BONDS	6,556,625

	CORPORATE BONDS — 0.1%
	Computer Software and Services — 0.0%
100,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/12† (a)	2,250

	Consumer Products — 0.0%
3,600,000	Pillowtex Corp., Sub. Deb., 6.000%, 12/15/11† (a)	0

	Energy and Utilities — 0.1%
800,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	300,000

Principal Amount		Market Value

	Retail — 0.0%
$500,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12† (a)	$133,150

	TOTAL CORPORATE BONDS	435,400

	U.S. GOVERNMENT OBLIGATIONS — 50.8%
274,636,000	U.S. Treasury Bills, 0.000% to 0.115%††, 10/20/11 to 03/15/12 (d)	274,609,971

	TOTAL INVESTMENTS — 100.0% (Cost $548,258,471)	$540,618,509

	Aggregate tax cost	$549,616,324

	Gross unrealized appreciation	$10,674,249
	Gross unrealized depreciation	(19,672,064)

	Net unrealized appreciation/depreciation	$(8,997,815)

		Settlement Date	Unrealized Appreciation

	FORWARD FOREIGN EXCHANGE CONTRACTS — 0.1%
16,000,000(e)	Deliver Euros in exchange for United States Dollars 21,851,362 (f)	10/28/11	$419,985

Notional Amount		Termination Date

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT — 0.0%
$2,778,632 (70,000 Shares)	Autonomy Corp. plc	09/26/12	4,367

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $9,137,727 or 1.69% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $973,080 or 0.18% of total investments.
(c)	Illiquid security.
(d)	At September 30, 2011, $23,500,000 of the principal amount was pledged as collateral for forward foreign exchange contracts.
(e)	Principal amount denoted in Euros.
(f)	At September 30, 2011, the Fund has entered into forward foreign exchange contracts with State Street Bank and Trust Co.

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVO	Contingent Value Obligation
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli ABC Fund

Notes to Schedule of Investments (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs			Total Market Value at 9/30/11
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$678,619	—	$0	$678,619
Energy and Utilities	42,601,133	$2,250	30,900	42,634,283
Entertainment	2,056,320	—	58,243	2,114,563
Equipment and Supplies	103,685	—	5,000	108,685
Health Care	40,213,878	—	33,000	40,246,878
Telecommunications	4,133,072	—	0	4,133,072
Wireless Communications	1,934,825	—	82	1,934,907
Other Industries (a)	166,492,245	—	—	166,492,245
Total Common Stocks	258,213,777	2,250	127,225	258,343,252
Preferred Stocks:
Communications Equipment	—	—	0	0
Home Furnishings	—	—	0	0
Other Industries (a)	239,670	—	—	239,670
Total Preferred Stocks	239,670	—	0	239,670
Rights:
Health Care	424,016	—	9,500	433,516
Total Rights	424,016	—	9,500	433,516
Warrants:
Automotive: Parts and Accessories	75	—	—	75
Broadcasting	—	—	0	0
Total Warrants	75	—	0	75
Convertible Corporate Bonds	—	6,556,625		6,556,625
Corporate Bonds	133,150	300,000	2,250	435,400
U.S. Government Obligations	—	274,609,971	—	274,609,971
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$259,010,688	$281,468,846	$138,975	$540,618,509
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	$—	$419,985	$—	$419,985
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	4,367	—	4,367
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$424,352	$—	$424,352

(a)	Please refer to the Schedule of Investments ("SOI") for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli ABC Fund

Notes to Schedule of Investments (Continued) (Unaudited)

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities	0	—	—	30,900	0	—	—	—	30,900	30,900
Entertainment	45,596	—	—	12,647	—	—	—	—	58,243	12,647
Equipment and Supplies	—	—	—	5,000	0	—	—	—	5,000	5,000
Financial Services	—	—	153,750	—	0	(153,750)	—	—	—	—
Health Care	33,000	—	—	—	—	—	—	—	33,000	—
Telecommunications	0	—	—	—	—	—	—	—	0	—
Wireless Communications	78	—	—	4	—	—	—	—	82	4
Total Common Stocks	78,674	—	153,750	48,551	0	(153,750)	—	—	127,225	48,551
Preferred Stocks:
Communications Equipment	0	—	—	—	—	—	—	—	0	—
Home Furnishings	0	—	—	—	—	—	—	—	0	—
Total Preferred Stocks	0	—	—	—	—	—	—	—	0	—
Rights:
Health Care	—	—	—	9,500	0	—	—	—	9,500	9,500
Total Rights	—	—	—	9,500	0	—	—	—	9,500	9,500
Warrants:
Broadcasting	0	—	—	—	—	—	—	—	0	—
Total Warrants	0	—	—	—	—	—	—	—	0	—
Convertible Corporate Bonds	224,280	—	—	—	—	—	—	(224,280)	—	—
Corporate Bonds	2,250	—	—	—	—	—	—	—	2,250	—
TOTAL INVESTMENTS IN SECURITIES	$305,204	$—	$153,750	$58,051	$0	$(153,750)	$—	$(224,280)	$138,975	$58,051

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.

The Gabelli ABC Fund

Notes to Schedule of Investments (Continued) (Unaudited)

In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund,

The Gabelli ABC Fund

Notes to Schedule of Investments (Continued) (Unaudited)

hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments, together with the related counter party.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity for contract difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2011 are reflected within the Schedule of Investments and further details as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$2,778,632	(70,000 Shares)	Autonomy Corp. plc	Autonomy Corp. plc	9/26/12	$4,367

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

The Gabelli ABC Fund

Notes to Schedule of Investments (Continued) (Unaudited)

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at September 30, 2011 are reflected within the Schedule of Investments.

The following table summarizes the net unrealized appreciation/depreciation of derivatives held at September 30, 2011 by primary risk exposure:

Assets Derivatives:	Net Unrealized Appreciation
Forward Foreign Exchange Contract	$419,985
Equity Contract	43,673

$463,658

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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The Gabelli ABC Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer

KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio Manager

Gabelli-O’Connor Fixed Income

Mutual Fund Management Co.

Kuni Nakamura

President

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Officers
Bruce N. Alpert President and Secretary Agnes Mullady Treasurer	Peter D. Goldstein Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q311QR

The

Gabelli

ABC

Fund

Morningstar® rated the Gabelli ABC Fund Class AAA Shares 5 stars overall and 5 stars for the three and five year periods and 4 stars for the ten year period ended September 30, 2011 among 676, 676, 601, and 404 Mid-Cap Growth funds, respectively.†

†	Morningstar Rating™ is based on risk-adjusted returns.

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/28/11

*	Print the name and title of each signing officer under his or her signature.